June 23, 2014

Pzena Long/Short Value Fund

A series of Advisors Series Trust

Investor Class
Institutional Class

Supplement to the Summary Prospectus, Prospectus, and Statement of Additional
Information (“SAI”), each dated March 31, 2014

Effective July 1, 2014, Mr. Antonio DeSpirito, III will no longer serve as one of the portfolio managers to the Pzena Long/Short Value Fund (the “Fund” or the “Long/Short Fund”).  Thereafter, please disregard all references to Mr. Antonio DeSpirito, III in the Summary Prospectus, Prospectus, and SAI.

Effective July 1, 2014, Mr. Manoj Tandon will serve as a portfolio manager to the Fund.

•	Accordingly, the “Portfolio Managers” section on page 3 of the Fund’s Summary Prospectus and page 13 of the Fund’s Prospectus will be deleted and replaced with the following:

Portfolio Managers.  Mr. TVR Murti (Portfolio Manager), Mr. Eli Rabinowich (Portfolio Manager) and Mr. Manoj Tandon (Principal, Co-Director of Research and Portfolio Manager) are the portfolio managers primarily responsible for the day-to-day management of the Long/Short Fund’s portfolio.  Messrs. Murti and Rabinowich have managed the Long/Short Fund since its inception in March 2014 and Mr. Tandon has managed the Long/Short Fund since July 2014.

•	Additionally, the following paragraph will be added to the “Long/Short Fund” section on page 23 of the Fund’s Prospectus:

Manoj Tandon, Co-Director of Research
Mr. Tandon joined the Adviser in 2002 and currently serves as Co-Director of Research for the Adviser.  Mr. Tandon has co-managed the Long/Short Value strategy for the Adviser since 2014.  Mr. Tandon holds a Bachelor of Technology in Chemical Engineering from the Indian Institute of Technology in New Delhi, India, a Ph.D. in Chemical Engineering from the University of Virginia and an M.B.A. from New York University.

•	Also, the first paragraph of the section titled “Portfolio Managers” on page 32 of the SAI will be replaced with the following:

The portfolio managers primarily responsible for the day-to-day management of the Mid Cap Fund are Messrs. Richard Pzena, Manoj Tandon, and Eli Rabinowich.  The portfolio managers primarily responsible for the day-to-day management of the Emerging Markets Fund are Mr. John Goetz and Mmes. Allison Fisch and Caroline Cai.  The portfolio managers primarily responsible for the day-to-day management of the Long/Short Fund are Messrs. Eli Rabinowich, TVR Murti and Manoj Tandon.  Each has managed their respective Fund(s) since the Fund’s inception in March 2014, except Mr. Tandon has managed the Long/Short Fund since July 2014.  The following tables show the number of other accounts managed by each portfolio manager and the total assets in the accounts managed within various categories as of November 30, 2013, except that the information for Mr. Manoj Tandon is as of May 31, 2014.

•	Finally, the table for Mr. Manoj Tandon on page 33 of the SAI in the section titled “Portfolio Managers” will be replaced with the following:

Manoj Tandon

Type of Accounts	Number of Accounts	Total Assets (in millions)	Number of Accounts with Advisory Fee based on Performance	Assets in Accounts for Which Advisory Fee is Based on Performance (in millions)
Registered Investment Companies	3	$760.58	1	$637.49
Other Pooled Investments	2	$16.20	0	$0
Other Accounts	1	$336.68	0	$0

 Please retain this Supplement with your
Summary Prospectus, Prospectus and SAI for future reference.